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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 9, 2000


                               Sapient Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                    0-28074                   04-3130648
----------------------------        ------------            -------------------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
    of Incorporation)               File Number)            Identification No.)


One Memorial Drive                                                  02142
Cambridge, MA                                                    ----------
---------------------------------------                          (Zip Code)
(Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code: (617) 621-0200


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5. OTHER EVENTS.

     On August 9, 2000, Sapient Corporation issued a press release (which is attached hereto as Exhibit 99) announcing that it had signed an Agreement and Plan of Merger with Human Code, Inc. and Houston Acquisition Corp. pursuant to which all outstanding shares of capital stock of Human Code, Inc. will be exchanged for shares of common stock of Sapient Corporation and Human Code, Inc. will become a subsidiary of Sapient Corporation.

















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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                  Not applicable.

        (b) PRO FORMA FINANCIAL INFORMATION

                  Not applicable.

        (c) EXHIBITS

                  See Exhibit Index attached hereto.








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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  August 16, 2000                          SAPIENT CORPORATION
                                                -------------------
                                                    (Registrant)

                                       By: /s/ Edward G. Goldfinger
                                          -----------------------------
                                          Edward G. Goldfinger
                                          Chief Financial Officer







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                                  EXHIBIT INDEX


Exhibit
Number         Description
-------        -----------

  2 Agreement and Plan of Merger, dated August 9, 2000, by and among Sapient Corporation, Houston Acquisition Corp. and Human
               Code, Inc.

 99            Press release.













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